SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:          July 22, 1996



                                MATTEL, INC.
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           (Exact name of registrant as specified in its charter)


         Delaware                  001-05647                        95-1567322
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(State or other jurisdiction      (Commission                 (I.R.S. Employer
 of incorporation)                  File No.)              Identification No.)




333 Continental Boulevard, El Segundo, California                   90245-5012
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code              (310) 252-2000
                                                  ----------------------------

                                   N/A
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       (Former name or former address, if changed since last report)

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Item 5.   Other Events
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          Mattel, Inc. ("Mattel") hereby amends the description of
          its common stock contained in a Form 8-A declared effective on August 2, 1963. The amended description is as follows:

            Mattel's authorized capital stock as of the date hereof consists of 300,000,000 shares of common stock, $1.00 par value per share (the "Common Stock"), 3,000,000 shares of preferred stock, $1.00 par value per share
            (the "Preferred Stock"), and 20,000,000 shares of preference stock, $.01 par value per share (the
            "Preference Stock"). Mattel does not presently have outstanding, and Mattel's Certificate of Incorporation does not authorize, any other classes of capital stock.
            Holders of shares of Common Stock have no preemptive, redemption or conversion rights. The holders of Common
            Stock are entitled to receive dividends when and as declared by the Mattel Board of Directors out of funds legally available therefor. Upon liquidation, dissolution or winding up of Mattel, the holders of Common Stock may share ratably in the net assets of Mattel and liquidating distributions to holders of Preferred Stock or Preference Stock, if any. Each holder of Common Stock is entitled to one vote per share of Common Stock held of record by such holder and may cumulate its votes in the election of directors. As of June 30, 1996, there were 279,057,614 shares of Common Stock issued, as adjusted to reflect the five-for-four stock split payable as a stock dividend declared February 6, 1996. Each outstanding share of Common Stock is accompanied by a right to purchase one one-hundredth (128/37,500ths as adjusted to reflect a series of stock splits) of a share of Mattel Series E Junior Participating Preference Stock, $.01 par value per share. The registrar and transfer agent for the Common Stock is the First National Bank of Boston.


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                               SIGNATURES
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MATTEL, INC.
                                              Registrant

                                              By: /s/ Leland P. Smith
                                                  -----------------------------
                                                  Leland P. Smith
                                                  Assistant General Counsel
        Date: July 22, 1996                       and Assistant Secretary
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